LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln Life & Annuity Variable Annuity Account H
American Legacy® III, American Legacy® III B Class
American Legacy® III C Share, American Legacy® III View
American Legacy® III Plus, American Legacy® Design
American Legacy® Signature, American Legacy® Series
American Legacy® Fusion

Lincoln New York Account N for Variable Annuities
ChoicePlus AssuranceSM A Share, ChoicePlus AssuranceSM A Class
ChoicePlus AssuranceSM B Share, ChoicePlus AssuranceSM B Class
ChoicePlus AssuranceSM C Share, ChoicePlus AssuranceSM L Share
ChoicePlus AssuranceSM Bonus, ChoicePlus AssuranceSM Series
ChoicePlusSM Signature, ChoicePlusSM Design
ChoicePlus AssuranceSM Prime, ChoicePlusSM Fusion

Supplement dated September 15, 2017 to the May 1, 2017 Prospectus

This Supplement outlines a change to your individual annuity contract.  All other provisions outlined in your prospectus remain unchanged. This Supplement is for informational purposes only and requires no action on your part.

The Contracts – Additional Services – Dollar Cost Averaging (DCA). Beginning October 2, 2017, the DCA fixed account will be available for new Purchase Payments only and will no longer be available for transfers of Contract Value. This restriction does not apply to variable Subaccounts used for DCA purposes.

Please retain this Supplement for future reference.